ACQUISITION OF TOWER CONSTRUCTION & TECHNICAL SERVICES, INC.	12 Months Ended
Dec. 31, 2017
Disclosure of acquisition of tower construction & technical services, inc. [Abstract]
ACQUISITION OF TOWER CONSTRUCTION & TECHNICAL SERVICES, INC.
5.	ACQUISITION OF TOWER CONSTRUCTION & TECHNICAL SERVICES, INC.

On October 18, 2017, the Company entered into an Escrow Agreement with the shareholders of TCTS to acquire a 70% ownership interest in TCTS.

To obtain the 70% ownership interest, the Company committed to operate the business, manage its financial affairs. No cash or equity consideration was provided for this acquisition.

The Company determined that the acquisition of TCTS constituted a business combination as it has inputs, processes and outputs. As such the Company has applied the acquisition method of accounting.

The following table presents assets acquired and liabilities assumed based on their estimated fair values, which is the same as the carrying values, at the date of acquisition:

$
Liabilities assumed:
Bank indebtedness	(52,042)
Accounts payable	(5,201)
Due to related parties	(127,655)

Net liabilities of TCTS	(184,898)
Net liabilities attributed to non-controlling interest	-
Excess of net liabilities over consideration paid	184,898

The excess of net liabilities over consideration paid was written off to loss on investments as the future profitability of TCTS is uncertain.

The accounting for this business combination has not yet been finalized and the Company is reporting provisional amounts for the items for which the accounting is not complete. These provisional amounts may be adjusted during the measurement period, or additional assets or liabilities may be recognized, to reflect new information obtained about facts and circumstances that existed at the acquisition date that, if known, would have affected the amounts recognized at that date.

Subsequent to December 31, 2017, the Company reported its intention to divest itself of TCTS as described in Note 17.